PLAYA MINERALS & ENERGY, INC.

                             1997 STOCK OPTION PLAN

1.       Purpose of Plan

     This Playa Minerals & Energy, Inc. 1997 Stock Option Plan is intended to promote the interests of the Company by providing the officers and other key employees and non-employee directors of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with a proprietary interest in the Company.

2. Definitions

     As used in the Plan, the following definitions apply to the terms indicated below.

     (a) "Board of Directors" or "Board" shall mean the Board of Directors of Playa Minerals & Energy, Inc.

     (b) "Cause," when used in connection with the termination of an Employee's employment with the Company, shall mean the termination of the Employee's employment by the Company by reason of (i) failure to perform the Employee's duties diligently and with reasonable care, which failure(s) the Board of Directors determines remains uncured 30 days after the Board has caused written notice of such failure(s) to be delivered to the Employee; (ii) use of drugs or alcohol that impairs the Employee's job performance; (iii) commission of an act of fraud or misappropriation against the Company or its affiliated entities; or
(iv) conviction of, or plea of no contest to, any felony, or to a misdemeanor involving moral turpitude.

     (c) "Change in Control" shall mean the occurrence of any of the following events:

          (i) any Person becomes, after the effective date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange
     Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;


          (ii) Individuals who constitute the incumbent Board cease, for any reason, to constitute at least a majority of the Board of Directors; provided, however, that any person becoming a director subsequent to the Effective Date who was nominated for election by at least 66 2/3% of the Incumbent Board (other than the nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Board of Directors, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
     Act) shall be, for purposes of this Plan, considered a member of the Incumbent Board;

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          (iii)  the  Board of  Directors  determines  in its sole and  absolute discretion  that  there has been a change in control  of the  Company.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (e) "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan or, if no such committee has been appointed, the Board of Directors.

     (f) "Common Stock" shall mean the Company's common stock, $.01 par value per share.

     (g)  "Company"   shall  mean  Playa  Minerals  &  Energy,   Inc.,  a  Texas
corporation,  and each of its  Subsidiaries  and its successors.

     (h) "Effective Date" shall mean the date upon which the Plan is approved by the affirmative vote of the holders of the requisite majority of the outstanding shares of the Company's capital stock.

     (i) "Employee" shall mean any person who is an employee of the Company or any Parent or Subsidiary of the Company within the meaning of Section 3401(c) of the Code and the regulations promulgated thereunder.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     (k) the "Fair Market Value" of a share of Common Stock on any date shall be
(i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

     (l) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.


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


     (m) "Incumbent Board" shall mean the Board of Directors as constituted on the Effective Date.

     (n) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

     (o) "Option" shall mean an option to purchase shares of Common Stock of the Company granted pursuant to Section 6 hereof. Each Option shall be identified either as an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

     (p) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (q) "Participant" shall mean an Employee or non-employee director of the Company who is eligible in the Plan and to whom an Option is granted pursuant to the Plan and his successors, heirs, executors and administrators- as the case may be, to the extent permitted hereby.

     (r) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, and the rules and regulations in effect from time to time thereunder.

     (s) "Plan" shall mean this 1995 Stock Option Plan, as it may be amended from time to time.

     (t) "Regulations" shall mean all regulations promulgated pursuant to the Code.

     (u) "Securities Act" shall mean the Securities Act of 1933, as amended from, time to time.

     (v) "Subsidiary" or "Subsidiaries" shall mean any and all corporations in which at the pertinent time the Company owns, directly or indirectly, stock vested with more than fifty percent of the total combined voting power of all classes of stock of such corporation within the meaning of Section 424(f) of the Code.

3. Stock Subject to the Plan

     The Committee may grant Options under the Plan with respect to a number of shares of Common Stock that in the aggregate does not exceed the lesser of (l) 250,000 or (b) ten percent (10%) of the total number of shares of stock outstanding (including all shares reserved for issuance due to conversion/exercise of warrants and convertible securities) on June 30, 1998.

The Company will, during the term of this Plan, reserve and keep available for issuance a sufficient number of shares of Common Stock to satisfy the requirements of the Plan.

     If any outstanding Option expires, terminates or is canceled for any reason, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grant under the Plan.

     Shares of Common Stock issued under the Plan may be either newly issued or treasury shares, at the discretion of the Committee.

4. Administration of Plan

     The Plan shall be administered by the Board of Directors of the Company. Subject to the provisions of this section 4, the Board of Directors may appoint a Committee consisting of not less than two "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) promulgated under Section 16 of the Exchange Act to administer the Plan on behalf of the Board. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time, the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members to fill any vacancies. Further, the Board of Directors may also remove all the members of the Committee and administer the Plan directly.

     Notwithstanding the foregoing paragraph, if and to the extent that the Company registers any class of equity security pursuant to Section 12 of the Exchange Act from the effective date of such registration until six months after termination of such registration, the Plan shall only be administered by a Committee consisting of not less than two "disinterested persons" within the meaning of Rule 16b-3(c)(i).

     The Committee shall from time to time designate the Participants who shall be granted Options and the amount and type of such Options. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Option issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

     The Committee may, in its absolute discretion (i) accelerate the date on which any Option granted under the Plan becomes exercisable, or (ii) extend the date on which any Option granted under the Plan ceases to be exercisable.

     In addition, the Committee may, in its absolute discretion, grant Options to Participants on the condition that such Participants surrender to the Committee for cancellation such other Options (including, without limitation, Options with higher exercise prices) as the Committee specifies. Notwithstanding

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Section 3 hereof,  Options  granted on the condition of surrender of outstanding
Options shall not count against the limits set forth in such Section 3 until such time as such Options are surrendered.

     Except as provided in Section 6(e)(4) hereof, whether an authorized leave of absence or absence in military or government service shall constitute termination of employment shall be determined by the Committee in its absolute discretion.

     No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interest of the Company.

5.       Eligibility

     All Employees and non-employee directors of the Company shall be eligible to receive Non-Qualified Stock Options pursuant to the Plan; however, Incentive Stock Options may only be granted to Employees of the Company.

6.       Options

     The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve.

     Options shall comply with and be subject to the following terms and conditions:

     (a) Identification of Options

     All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either incentive Stock Options or as Non-Qualified Stock Options.

     (b) Exercise Price

     The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. Except as provided in Section 6(d) hereof, the exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

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

     (c) Term and Exercise of Options

          (1) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the agreement evidencing the Option; provided, however, that
     (A) no Option shall be exercisable after the expiration of ten years from the date such Option was granted, (B) no incentive Stock Option granted to a 10% shareholder as set forth in Section 6(d)(2) hereof shall be exercisable after the expiration of five years from the date such Incentive Stock Option was granted, and (C) no Option shall be exercisable until six months after the date of grant; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

          (2) Each Option shall be exercisable in whole or in part with respect to whole shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. On the partial exercise of an Option, the agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

          (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no fewer than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to the Participant. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either
     (i) in cash, by certified  check,  bank cashier's check or wire transfer or
     (ii) subject to the approval of the Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.


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

          (4)  Any  Option  granted  under  the  Plan  may  be  exercised  by  a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a duly endorsed agreement evidencing such Option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due on such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

          (5) Subject to Section 6(c)(7), certificates for shares of Common Stock purchased on the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised; provided, however, that such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant.

          (6) During the lifetime of a Participant, each Option granted to him shall be exercisable only by him or a broker-dealer acting on behalf of such Participant pursuant to Section 6(c)(4) hereof. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     (d) Limitations on Grants of Incentive Stock Options

          (1) The aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or of its Parent or any Subsidiary shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. If the aggregate Fair Market Value of shares of Common Stock underlying such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by Regulations promulgated under the Code (or any other authority having the

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

     force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or if such Regulations (or authority) require or permit a designation of the options which shall cease to constitute incentive Stock Option, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

          (2) No incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary unless (i) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (e) Effect of Termination of Employment

          (1) If the employment with the Company of an Employee-Participant terminates for any reason other than Cause, "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or the death of such Participant, (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three months after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

          (2) If the employment with the Company of an Employee-Participant terminates on account of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or the death of such Participant,
     (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at

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

     the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

          (3) In the event of the termination of an Employee-Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

          (4) An Employee's employment with the Company shall be deemed terminated if the Employee's leave of absence (including, military or sick leave or other bona fide leave of absence) extends for more than 90 days and the Employee's continued employment with the Company is not guaranteed by contract or statute.

     (f) Effect of Retention/Cessation as Board Member

          (1) Subject to Section 6(f)(3) below, if a non-employee director Participant remains a member of the Board for a period of 12 consecutive months after the grant of Options to such Participant, the Options relating to such grant shall remain exercisable (subject to any applicable vesting schedule) until the expiration of their term; provided, however, any subsequent grant of Option to such Participant shall be subject to the same 12 consecutive month directorship requirement.

          (2) If a non-employee director participant ceases to be a member of the Board within the 12 consecutive month period after the grant of Options to such Participant for any reason other than cause (as determined by the Board in its sole discretion), (1) Options granted to such Participant, to the extent exercisable as of such cessation date, shall remain exercisable until the expiration of three months after such cessation, on which date they shall expire, (ii) Options granted to such Participant, to the extent they are not exercisable at the time of such cessation, shall expire at the close of business on such cessation date; provided, however, that no Option shall be exercisable after the expiration of its term.

          (3) If a non-employee director participant ceases to be a member of the Board for cause (as determined by the Board in its sole discretion), all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such cessation.


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

          (g) Exercise Date Upon Change in Control

          Upon the occurrence of a Change in Control, the Committee (as constituted immediately prior to the Change in Control) shall determine, in its absolute discretion, whether each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan or whether each such Option shall continue to vest according to its terms.

7. Adjustment on Changes in Common Stock

          (a) Increase or Decrease in issued Shares Without Consideration


          Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares and the exercise price per share of Common Stock subject to each outstanding Option. Conversion of any of the Company's convertible securities shall not be deemed to have been "effected without receipt of consideration by the Company."

          (b) Certain Mergers

          Subject to any required action by the shareholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall entitle the Participant to acquire on exercise the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

          (c) Certain Other Transactions

          In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

               (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such


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

          cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option, or

               (ii) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Option is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

     (d) Other Changes

     In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in Sections 7(a), (b) or (c) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class or shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.

     (e) No Other Rights

     Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Option or the exercise price of any Option.

8. Rights as a Shareholder

     No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Option granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 7 hereof, no adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

9. No Special Employment Rights; No Directorship Rights; No Right to Option

     Nothing   contained  in  the  Plan  or  any  Option  shall  confer  on  any
Employee-Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of any such Participant from the rate in existence at the time of the grant of an Option.

     Nothing contained in the Plan or any Option shall confer on any non-employee director Participant any right with respect to his continuing to serve as a member of the Board or interfere in any way with the right of the shareholders to remove any such Participant as a member of the Board in accordance with the terms of the Company's bylaws.

     No person shall have any claim or right to receive an Option hereunder. The grant of an Option to a Participant by the Committee at any time shall neither require the Committee to grant an Option to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

10. Securities Matters

     The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The
Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

11. Withholding Taxes

     Whenever shares of Common Stock are to be issued on the exercise of an Option, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, prior to the delivery of any certificate or certificates for such shares. 12. Amendment or the Plan

     The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, provided, however, that without approval of the holders of a majority of Voting Shares (defined below) present in person or by proxy at an annual or special meeting of shareholders, no revision or amendment shall (i) materially increase the number of shares of Common Stock that may be issued under the Plan, except as provided in Section 7 hereof, (ii) materially increase the benefits accruing to individuals holding Options granted pursuant to the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan "Voting Shares" means issued and outstanding shares of the Company's capital stock entitled to vote in the election of directors of the Company, and the reference to a number of Voting Shares means the total number of votes which the holder(s) thereof is entitled to cast in an election of such directors at a given time.

13.      No Obligation to Exercise

     The grant to a Participant of an Option shall impose no obligation on such Participant to exercise such Option.

14. Transfers Upon Death

     On the death of a Participant, outstanding Options granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Option, or the right to exercise any Option, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Option that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grand of the Option.

15. Expenses and Receipts

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Option will be used for general corporate purposes.

16.      Failure to Comply

     In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Option, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be ground for the cancellation and forfeiture of such Option, in whole or in part as the Committee, in its absolute discretion, may determine.

17.      Effective Date and Term of Plan

     The Plan was adopted by the Board of Directors on July 15, 1997, subject to the approval by the shareholders of the Company, in accordance with Section 422 of the Code and other applicable law. No Option may be granted under the Plan after December 15, 2007. Options may be granted under the Plan at any time prior to receipt of such shareholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option may be exercised prior to the receipt of such shareholder approval. If the Plan is not approved by the shareholders prior to one year subsequent from the date mentioned above, then the Plan and all Options then outstanding hereunder shall automatically terminate and be of no further force and effect.

                                                                       EXHIBIT A

                             PLAYA MINERALS & ENERGY

                        INCENTIVE STOCK OPTION AGREEMENT


     PLAYA MINERALS & ENERGY, INC., a Texas corporation (the "Company"), hereby grants to ________________________ (the "Optionee") an incentive stock option (the "Option") to purchase a total of __________ shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), at the price determined as provided herein, and in all respects subject to the terms and conditions of the Company's 1997 Stock Option Plan (the "Plan"), which is incorporated herein in its entirety by reference. Capitalized terms not otherwise defined in this agreement (the "Incentive Option Agreement") shall have the meaning given to such terms in the Plan.

     1. Nature of Option. This Incentive Option is intended to constitute a non-qualified stock option.

     2. Exercise Price. The exercise price of this Incentive Option is $_______ per share of Common Stock acquired on exercise, which price is not less than 100% (or, if the Optionee, at the date of grand of this Incentive Option, owns more than 10% of the total combined voting power of all the Company's outstanding voting securities, 110%) of the Fair Market Value per share of the Common Stock on the date of grand of this Option as determined in accordance with the Plan.

     3. Term of Option. This Incentive Option may not be exercised prior to 6 months from the date of grand of this Incentive Option as set forth herein nor after the expiration of ____ years after such date of grant; provided, that this Incentive Option may be exercised during such term only in accordance with the terms and conditions of the Plan and this Incentive Option Agreement, subject specifically to Section 6 of the Plan.

     4. Exercise of Option. This Incentive Option shall be exercisable during its term, subject to the provisions of Section 3 hereof and Section 6 of the Plan, as follows:

          (i) Vesting. For as long as the Optionee remains an Employee, this Incentive Option shall vest cumulatively as follows; ____% _______ of the Shares shall vest one year from the date of grand as provided herein, and ___% of the Shares shall vest on such date each year thereafter until all such Shares are vested and exercisable under the terms and conditions of this Incentive Option Agreement.

          (ii) Right of Exercise. This Incentive Option is exercisable at any time after six months from the date of grant and during the term of this

     Incentive Option Agreement, in whole or in part, to acquire those Shares that have vested in accordance with this Incentive Option Agreement; provided, however, that this Incentive Option may only be exercisable to acquire whole shares of Common Stock.

          (iii) Method of Exercise. This Incentive Option is exercisable by delivery of this Incentive Option Agreement and a written notice to the attention of the Secretary of the Company, no fewer than five business days before the proposed effective date of exercise, signed by the Optionee, specifying the number of Shares to be acquired on, and the effective date of such exercise. This Optionee may withdraw notice of exercise of this Incentive Option at any time before close of business on the business day preceding the proposed exercise date, and in this instance, the Company will return this Incentive Option Agreement to the Optionee.

          (iv) Method of Payment. Payment of the exercise price for the Shares purchased under this Incentive Option shall be delivered by certified mail to the attention of the Secretary of the Company, on the effective date of exercise either (i) in cash, or by certified check, bank cashier's check or wire transfer; (ii) subject to the approval of the Committee, in whole or in part in shares of Common Stock owned by the Optionee and valued at their Fair Market Value on the effective date of exercise. Such shares must be delivered to the Secretary, duly endorsed in blank or accompanied by stock powers duly executed in blank, and any other documents that the Secretary may require.

     5. Restrictions on Exercise. This Incentive Option may not be exercised if the issuance of such Shares of the method of payment of the consideration for such Shares would constitute a violation of any applicable federal or state securities or other laws or regulations, including any rule under Part 207 of Title 12 of the code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board, or any rules or regulations of any stock exchange on which the Common Stock may be listed.

     This Incentive Option may only be exercised in accordance with the terms and conditions of the Plan and this Incentive Option Agreement. If a conflict exists between any term or provision contained in this Incentive Option Agreement and a term or provision in the Plan, the applicable terms and provisions of the Plan shall govern and prevail.

     6. Non-Transferability of Option. During the lifetime of the Optionee, this Incentive Option may only be exercised by the Optionee. This Incentive Option is not assignable or transferable otherwise than by will or by the laws of descent and distribution. The terms of this Incentive Option Agreement shall be binding on the Optionee's heirs and successors and on the administrators and executors of the Optionee's estate.

   7. Independent Legal and Tax Advice. The Optionee has and will obtain independent legal and tax advice regarding the grand and exercise of this incentive Option and the disposition of any Shares acquired thereby.

     8. Amendment. This Incentive Option Agreement may not be amended, modified or waived except by a written instrument signed by the party against whom enforcement of any such modification, amendment or waiver is sought.

     9. Governing Law. This Incentive Option Agreement shall be governed by and shall be construed and enforced in accordance with the laws of the State of Texas.

     10. Supersedes Prior Agreements. This Incentive Option Agreement shall supercede and replace all prior agreements and understandings, oral or written, between the Company and the Optionee regarding the grant of an Incentive Option under the Plan.

     IN WITNESS WHEREOF, the Company has as of ______________ 2000 caused this Incentive Option Agreement to be executed on its behalf by its President or any Vice President and Optionee has hereunto set his hand as of the same date, which date is the date of grant of this Incentive Option.


                                  PLAYA MINERALS & ENERGY, INC.



                                  By:
                                        ----------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  OPTIONEE



                                  Name:

                                                                       EXHIBIT B


                             PLAYA MINERALS & ENERGY


                      NON-QUALIFIED STOCK OPTION AGREEMENT


     PLAYA MINERALS & ENERGY, INC., a Texas corporation (the "Company"), hereby grants to _________________ (the "Optionee") a non-qualified stock option (the "Option") to purchase a total of ______ shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), at the price determined as provided herein, and in all respects subject to the terms and conditions of the Company's 1997 Stock Option Plan (the "Plan"), which is incorporated herein in its entirety by reference. Capitalized terms not otherwise defined in this agreement (the "Option Agreement") shall have the meaning given to such terms in the Plan.


     1. Nature of Option. This Option is intended to constitute a non-qualified stock option.

     2. Exercise Price. The exercise price of this Option is $________ per share of Common Stock acquired on exercise, which price is not less than the minimum price required by law and represents the Fair Market Value per share of the Common Stock on the date of grant of this Option as determined in accordance with the Plan.

     3. Term of Option. This Option may not be exercised prior to 6 months from the date of grant of this Option as set forth herein nor after the expiration of _____ years after such date of grant; provided, that this Option may be exercised during such term only in accordance with the terms and conditions of the Plan and this Option Agreement, subject specifically to Section 6 of the Plan.

     4. Exercise of Option. This Option shall be exercisable during its term, subject to the provisions of Section 3 hereof and Section 6 of the Plan, as follows:

          (i) Vesting. For as long as the Optionee remains an Employee, this Option shall vest cumulatively as follows: ____% of the Shares shall vest one year from the date of grant as provided herein, and _____% of the Shares shall vest on such date each year thereafter until all such Shares are vested and exercisable under the terms and conditions of this Option Agreement.

          (ii) Right of Exercise. This Option is exercisable at any time after six months from the date of grant and during the term of this Option Agreement, in whole or in part, to acquire those Shares that have vested in accordance with this Option Agreement; provided, however, that this Option may only be exercisable to acquire whole shares of Common Stock.

          (iii) Method of Exercise. This Option is exercisable by delivery of this Option Agreement and a written notice to the attention of the Secretary of the Company, no fewer than five business days before the proposed effective date of exercise, signed by the Optionee, specifying the number of Shares to be acquired on, and the effective date of such exercise. The Optionee may withdraw notice of exercise of this Option at any time before close of business on the business day preceding the proposed exercise date, and in this instance, the Company will return this Option Agreement to the Optionee.

          (iv) Method of Payment. Payment of the exercise price for the Shares purchased under this Option shall be delivered by certified mail to the attention of the Secretary of the Company, on the effective date of exercise either (i) in cash, or by certified check, bank cashier's check or wire transfer; (ii) subject to the approval of the Committee, in whole or in part in shares of Common Stock owned by the Optionee and valued at their Fair market Value on the effective date of exercise. Such shares must be delivered to the Secretary, duly endorsed in blank or accompanied by stock powers duly executed in blank, and any other documents that the Secretary may require.

     5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares of the method of payment of the consideration for such Shares would constitute a violation of any applicable federal or state securities or other laws or regulations, including any rule under Part 207 of Title 12 of the code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board, or any rules or regulations of any stock exchange on which the Common Stock may be listed.

     This Option may only be exercised in accordance with the terms and conditions of the Plan and this Option Agreement. If a conflict exists between any term or provision contained in this Option Agreement and a term or provision in the Plan the applicable terms and provisions of the Plan shall govern and prevail.

     6. Non-Transferability of Option. During the lifetime of the Optionee, this Option may only be exercised by the Optionee. This Option is not assignable or transferable otherwise than by will or by the laws of descent and distribution. The terms of this Option Agreement shall be binding on the Optionee's heirs and successors and on the administrators and executors of the Optionee's estate.

     7. Independent Legal and Tax Advice. The Optionee has and will obtain independent legal and tax advice regarding the grant and exercise of this Option and the disposition of any Shares acquired thereby.


                                       19

     8. Amendment. This Option Agreement may not be amended, modified or waived except by a written instrument signed by the party against whom enforcement of any such modification, amendment or wavier is sought.

     9. Governing Law. This Option Agreement shall be governed by and shall be construed and enforced in accordance with the laws of the State of Texas.

     10. Supersedes Prior Agreements. This Option Agreement shall supersede and replace all prior agreements and understandings, oral or written, between the Company and the Optionee regarding the grant on Option under the Plan.

     IN WITNESS WHEREOF, the Company has as of ______________, 2000 caused this Option Agreement to be executed on its behalf by its President or any Vice President and Optionee has hereunto set his hand as of the same date, which date is the date of grant of this Option.


                                  PLAYA MINERALS & ENERGY, INC.



                                  By:
                                        ----------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  OPTIONEE



                                  Name: